                                                                    Exhibit 10.3


                           MYCO PHARMACEUTICALS INC.
                               ONE KENDALL SQUARE
                           BUILDING 300 - THIRD FLOOR
                               CAMBRIDGE, MA 02139


                                                                   July 13, 1994


Comdisco, Inc.
6111 North River Road
Rosemont, Illinois 60018

Morgan Holland Fund II, L.P,
One Liberty Square - Suite 840
Boston, MA 02109

Gilde Investment Fund B.V.
c/o Morgan Holland Venture Corporation
One Liberty Square - Suite 840
Boston, MA 02109

Barry A. Berkowitz
c/o Myco Pharmaceuticals Inc.
One Kendall Square, Building 300
Cambridge, MA 02139

Ladies and Gentlemen:

         Reference is made to that certain Series A and Series B Preferred Stock Purchase Agreement (the "Agreement") dated as of January 11, 1994, pursuant to which each of you purchased units ("Units") consisting of two shares of Series A Preferred Stock, and one share of Series B Preferred Stock of Myco Pharmaceuticals Inc. (the "Company"), for a purchase price of $3.50 per Unit. We understand that each of you desires to purchase additional Units, on the terms and conditions set forth in this letter. Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, we have agreed as follows:

         1. Purchase and Sale of the Units. The Company has authorized the issuance and sale of an aggregate of 87,082 additional Units. On the date hereof, the Company shall issue and sell, and each of you, severally, agrees to purchase, the number of Units set forth below, at an aggregate purchase price of $3.50 per Unit:

                              No. of Shares       No. of Shares
                              of Series A         of Series B               Purchase
Purchaser                     Preferred Stock     Preferred Stock           Price
---------                     ---------------     ---------------           --------
Comdisco, Inc.                    30,286               15,143               $ 53,000.50
Morgan Holland
  Fund II, L.P.                  141,430               70,715               $247,502.50
Gilde Investment
  Fund, B.V                        1,428                  714               $  2,499.00
Barry A. Berkowitz                 1,020                  510               $  1,785.00
                                 -------               ------               -----------

TOTAL                            174,164               87,082               $304,787.00

         Upon execution and delivery of this Agreement, the Company will issue certificates in your respective names, representing the shares of Preferred Stock included in the Units, against payment for such Units, by wire transfer or check made payable to the Company.

         2. Representations and Warranties. The Company represents and warrants that there has been no material adverse change in the Company's business from that set forth in the Agreement. The Company continues to need working capital. Each of the Purchasers, severally and not jointly, hereby represents and warrants to the Company that the representations and warranties made by it in the Agreement are true and correct and in full force and effect as of the date hereof with respect to the purchase of the additional Units hereunder.

         3. Benefits of the Agreement. The Agreement shall remain in full force and effect except as expressly modified hereby. The parties acknowledge and agree that the shares being purchased hereby shall have all of the rights attributable to shares purchased under the Agreement, and the shares of Common Stock issuable upon conversion of the shares of Series A and Series B Preferred Stock included in the Units shall be treated as Registerable Shares pursuant to the Agreement.

         If the forgoing accurately sets forth your understanding, please so indicate by signing the enclosed copy of this letter.

                                                   Very truly yours,

                                                   MYCO PHARMACEUTICALS INC.



                                                   By:________________________
                                                      Barry A. Berkowitz,
                                                      President

Acknowledged and Agreed:



Comdisco, Inc.

By:_______________________


Morgan Holland Fund II, L.P.
By: its general partner,
Morgan Holland Partners II L.P.

By:
    ---------------------------------
    Edwin M. Kania, Jr.
    General Partner


Gilde Investment Fund, B.V.

By:
    ---------------------------------
    Edwin M. Kania, Jr.
    General Partner of
    Morgan Holland Partners II L.P.


----------------------------
Barry A. Berkowitz

         The undersigned, being all of the Purchasers under the Agreement, other than those set forth above, hereby consent to the transactions contemplated by this letter, and waive their respective rights, if any, to purchase shares of Series A and Series B Preferred Stock on the terms set forth in this letter.




                                            TECHNOLOGY LEADERS L.P.

                                            By:  Technology Leaders Management,
                                                 Inc. (General Partner)


                                            By:
                                                --------------------------------

                                            Title:



                                            TECHNOLOGY LEADERS OFFSHORE C.V.

                                            By:  Technology Leaders Management,
                                                 Inc. (General Partner)


                                            By:
                                                --------------------------------
                                            Title:


                                            BESSEMER VENTURE PARTNERS II L.P.


                                            By:
                                                --------------------------------
                                               General Partner


                                            BRIMSTONE ISLAND CO., L.P.

                                            By:
                                                --------------------------------
                                            Title:


                                            *
                                             -----------------------------------
                                             William T. Burgin

                                            *
                                             -----------------------------------
                                             Neil H. Brownstein

                                             -----------------------------------
                                             Robert H. Buescher

                                             *
                                              ---------------------------------
                                              G. Felda Hardymon


                                             *
                                              ---------------------------------
                                              Christopher Gabrieli


                                             *
                                              ---------------------------------
                                              Michael I. Barach


                                             *
                                              ---------------------------------
                                              Daniel S. Martin


                                             *
                                              ---------------------------------
                                              Richard R. Davis

                                             *
                                              ---------------------------------
                                              Barbara M. Henegan

                                             *
                                              ---------------------------------
                                              Thomas F. Ruhm

                                             *
                                              ---------------------------------
                                              Ward W. Woods, Jr.

                                             *
                                              ---------------------------------
                                              Geoffrey L. Berger

                                             *
                                              ---------------------------------
                                              Robert D. Lindsay

                                             *
                                              ---------------------------------
                                              Michael S. Mathews


                                              ---------------------------------
                                              Robert H. Buescher, signing as
                                              Attorney-in-Fact for each of the
                                              individuals beside whose name
                                              an asterisk appears

                                              ----------------------------------
                                              Robert Morgan


                                              ----------------------------------
                                              Gary Takata


                                              J. ROBERT SCOTT, INC.


                                              By:
                                                  ------------------------------
                                              Title: